EXHIBIT 99.3
                                 ------------

                Computational Materials and/or ABS Term Sheet.

CWHL0512_SUB, Class B2:Price/Yield

Deal Information
----------------
Deal Type:       Whole Loan         Gross WAC:       5.8748        Orig Deal Bal:    $955,000,000.00    WA Rem Term:   358
Cur Deal Bal:    $955,000,000.00    WA Amort Term:   358           Orig Collat Bal:  $955,000,000.00    Pricing Speed: 300 PSA
Cur Collat Bal:  $955,000,000.00    No update found                Settle:           03/31/2005         Deal Closed:   03/30/2005
Next Pay:        04/25/2005         First Pay:       04/25/2005

Tranche Information
-------------------
Tranche                B2                Coupon                   5.3691             Type                       JUN_WAC
Cur Balance            3,342,500.00      Factor                   1.0000             Delay                      24
Accum Writedown        0.00              Orig Support (%)         0.55               Cur Support (%)            0.55
Int Rate Used          FORMULA           Floater Floor            0.0000             Floater Cap                999.000000
Contrib WAC            5.8748            Business Day             None               Daycount                   30/360
Orig Support ($)       5,252,500.00      Cur Basis                955,000,000.00     Orig Basis                 955,000,000.00
Orig Subordinate       5,252,500.00      Cur Guaranty             0.00               Orig Guaranty              0.00
Orig Letter            0.00              Cur Reserve              0.00               Orig Reserve               0.00
Orig Excess Interest   0.00              Cur OC                   0.00               Orig OC                    0.00
Orig Fully Insured     No                Cur Writedown by Rules   No                 Orig Writedown by Rules    No


Orig Balance           3,342,500.00
Accrual Date           03/01/2005
Accum Int Shortfall    0.00
Freq                   Monthly
Cur Support ($)        5,252,500.00
Cur Subordinate        5,252,500.00
Cur Letter             0.00
Cur Excess Interest    0.00
Cur Fully Insured      No


----------------------------------------------------
Given: Price                   300 PSA
----------------------------------------------------
91.6875        Yield               6.5667
----------------------------------------------------
91.7188        Yield               6.5620
----------------------------------------------------
91.7500        Yield               6.5572
----------------------------------------------------
91.7813        Yield               6.5525
----------------------------------------------------
91.8125        Yield               6.5477
----------------------------------------------------
91.8438        Yield               6.5430
----------------------------------------------------
91.8750        Yield               6.5383
----------------------------------------------------
91.9063        Yield               6.5335
----------------------------------------------------
91.9375        Yield               6.5288
----------------------------------------------------
91.9688        Yield               6.5241
----------------------------------------------------
92.0000        Yield               6.5193
----------------------------------------------------
92.0313        Yield               6.5146
----------------------------------------------------
92.0625        Yield               6.5099
----------------------------------------------------
92.0938        Yield               6.5052
----------------------------------------------------
92.1250        Yield               6.5004
----------------------------------------------------
92.1563        Yield               6.4957
----------------------------------------------------
92.1875        Yield               6.4910
----------------------------------------------------
92.2188        Yield               6.4863
----------------------------------------------------
92.2500        Yield               6.4816
----------------------------------------------------
92.2813        Yield               6.4769
----------------------------------------------------
92.3125        Yield               6.4722
----------------------------------------------------
               WAL                 10.28
----------------------------------------------------

CWHL0512_SUB, Class B2:Price/Yield

Deal Information
----------------
Deal Type:       Whole Loan         Gross WAC:         5.8748        Orig Deal Bal:   $955,000,000.00     WA Rem Term:   358
Cur Deal Bal:    $955,000,000.00    WA Amort Term:     358           Orig Collat Bal: $955,000,000.00     Pricing Speed: 300 PSA
Cur Collat Bal:  $955,000,000.00    No update found                  Settle:          03/31/2005          Deal Closed:   03/30/2005
Next Pay:        04/25/2005         First Pay:         04/25/2005

Tranche Information
-------------------
Tranche               B2                Coupon                   5.3691             Type                       JUN_WAC
Cur Balance           3,342,500.00      Factor                   1.0000             Delay                      24
Accum Writedown       0.00              Orig Support (%)         0.55               Cur Support (%)            0.55
Int Rate Used         FORMULA           Floater Floor            0.0000             Floater Cap                999.000000
Contrib WAC           5.8748            Business Day             None               Daycount                   30/360
Orig Support ($)      5,252,500.00      Cur Basis                955,000,000.00     Orig Basis                 955,000,000.00
Orig Subordinate      5,252,500.00      Cur Guaranty             0.00               Orig Guaranty              0.00
Orig Letter           0.00              Cur Reserve              0.00               Orig Reserve               0.00
Orig Excess Interest  0.00              Cur OC                   0.00               Orig OC                    0.00
Orig Fully Insured    No                Cur Writedown by Rules   No                 Orig Writedown by Rules    No


Orig Balance          3,342,500.00
Accrual Date          03/01/2005
Accum Int Shortfall   0.00
Freq                  Monthly
Cur Support ($)       5,252,500.00
Cur Subordinate       5,252,500.00
Cur Letter            0.00
Cur Excess Interest   0.00
Cur Fully Insured     No


------------------------------------------------------------------------
Given: Price                                               300 PSA
------------------------------------------------------------------------
              Principal Window                         Apr05 to Jan35
------------------------------------------------------------------------
              Principal Writedown                        0.00 (0.00%)
------------------------------------------------------------------------
              Maturity #mos                                       358
------------------------------------------------------------------------
              Total Collat Loss(Entitled)                0.00 (0.00%)
------------------------------------------------------------------------
              Total Collat Loss by Group(Entitled)       0.00 (0.00%)
------------------------------------------------------------------------
              Prepay Rate                                     300 PSA
------------------------------------------------------------------------

-------------------------------------------------------------------------------

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld   2.514   2.754   2.983   3.592   3.760   4.010   4.519   4.718

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